Strategic Investor
Variable Universal Life Insurance Policy
Issued by Security Life of Denver Insurance Company
and
Security Life Separate Account L1

Supplement dated July 19, 2002 to the Prospectus dated May 1, 2002

This supplement updates and replaces certain information contained in your May 1, 2002, prospectus. Please read it carefully and keep it with your prospectus for future reference.

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The following paragraph replaces the first paragraph of the "Group, Sponsored or Wrap Fee Arrangements, or Corporate Purchasers" section on page 54 of the prospectus:

Individuals, corporations or other institutions may purchase a policy. For group or sponsored arrangements, employees of ING Security Life and its affiliates and certain of their family members, appointed sales agents and certain of their family members, corporate purchasers, special exchange programs we may offer from time to time, and for groups or individuals who purchase the policy through investment professionals who charge a fee for their services, we may waive or reduce the:

  administrative charge
  minimum death benefit
  minimum annual premium
  target premium
  sales charges
  cost of insurance charges
  refund of sales charges
  mortality and expense risk charges
  other charges normally assessed.